Capital reorganization (the "SPAC Merger") (Tables)	12 Months Ended
Jun. 30, 2024
Capital Reorganization [Abstract]
Ordinary shares issued in exchange
These financial statements for the year ended June 30, 2024 give effect to the Capital Reorganisation and related transactions summarized below:

Ordinary Shares issued in exchange for the following (in thousands):
NETC Class A Common Stock(b)	805
Backstop Commitment Fee(f)	350
NETC Class F Common Stock(b)	3,000
Accelerated Earnback Shares(f)	1,500
Ordinary Shares issued	5,655

Fair value of Ordinary shares issued in exchange for NETC shares valued at $11.99 per share	67,799
Vast Warrants issued in exchange for NETC warrants(c)	4,129
Shares issued as settlement of transaction expenses(e)	307
Fair value of earnout for NETC Sponsor(g)(h)	22,576
Fair value of share consideration	94,811

Adjusted NETC’s net liabilities upon closing(a)	11,206
Total	106,017
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(a)the merger of NETC with and into Neptune Merger Sub Inc., a wholly owned subsidiary of Vast, with NETC surviving the merger as a wholly-owned subsidiary of Vast. The net liabilities of NETC upon closing were as follows:

As at December 18, 2023 (in thousands)
Assets:
Cash	9,203
Prepaid expenses	1,325
Total assets	10,528
Liabilities:
Trade and Other Payables	21,525
Income taxes payable	209
Total liabilities	21,734

Total net liabilities	(11,206)
(b)the completion of the Vast pre-closing reorganization, which included the Existing Convertible Note Conversion, the MEP Share Conversion, and the Vast Split Adjustment; the exchange of all outstanding Founder Shares into 3 million Ordinary Shares, and all outstanding NETC Class A Shares that were not redeemed by the Class A shareholders into an equivalent number of Ordinary Shares;
(c)the exchange of all outstanding NETC Warrants into an equal number of Vast Warrants, with substantially the same terms;
(d)the entry into various agreements with CAG, under which CAG committed to invest $7 million of PIPE Financing. CAG and Vast agreed that this commitment would be satisfied by CAG’s purchase of Class A common stock of NETC from existing NETC stockholders who previously elected to redeem their shares in connection with the Capital Reorganisation and whose redemption election would be reversed. The $7 million included in Cash has been reflected in Issued Capital of Vast upon consummation of the Capital Reorganisation;
(e)the issuance of 171,569 Ordinary Shares to Guggenheim Securities as consideration for its services. A resulting loss of $0.3 million upon consummation of the Capital Reorganisation has been recorded within share based listing expenses;
(f)the issuance of 1.5 million Ordinary Shares as Accelerated Earnback Shares pursuant to the Nabors Backstop Agreement and issuance of 350,000 Ordinary Shares as Incremental Funding Commitment Fee pursuant to the October Notes Subscription Agreement.
(g)During the Earnout Period, Vast may issue up to an aggregate of 2.4 million additional Ordinary Shares to NETC Sponsor in three equal tranches and up to an aggregate of 1.3 million Ordinary Shares to Legacy Vast Shareholders in three equal tranches, upon the occurrence of each Triggering Event. Refer to Note 20 – Reserves for further details.
(h)Additionally, Vast may also issue 1.5 million Ordinary Shares to Legacy Vast Shareholders upon receiving a notice to proceed under a contract for the procurement of a concentrated solar power plant at Port Augusta, in South Australia. Refer to Note 20 – Reserves for further information.

Shares issued upon closing of BCA
The following summarized the number of Ordinary Shares issued upon closing of the Capital Reorganisation:

	Shares issued upon closing of the Capital Reorganisation
	Ownership in shares	%
Legacy Vast shareholders	20,499,999	70.0%
Other	804,616	2.7%
NETC initial stockholders	4,500,000	15.4%
Shares issued to Nabors Lux and AgCentral Energy in connection with financing transactions	3,315,700	11.3%
Shares issued as settlement of transaction expenses	171,569	0.6%
Total shares issued upon closing	29,291,884	100%